Note 19 - Tax assets and Liabilities	12 Months Ended
Dec. 31, 2018
Disclosure Of Tax Assets And Liabilties Abstract
Disclosure Of Tax Assets And Liabiltiies Explanatory

19. Tax assets and liabilities

19.1 Consolidated tax group

Pursuant to current legislation, the BBVA Consolidated Tax Group includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.

The Group’s non-Spanish other banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.

19.2 Years open for review by the tax authorities

The years open to review in the BBVA Consolidated Tax Group as of December 31, 2018 are 2014 and subsequent years for the main taxes applicable.

The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.

In the year 2017 as a consequence of the tax authorities examination reviews, inspections were initiated through the year 2013 inclusive, and all such years closed with acceptance during the year 2017. Therefore, these inspections did not constitute any material amount to record in the Consolidated Annual accounts as their impact was provisioned.

In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s accompanying consolidated financial statements.

19.3 Reconciliation

The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the accompanying consolidated income statements is as follows:

Reconciliation of Taxation at the Spanish Corporation Tax Rate to the Tax Expense Recorded for the Period (Millions of euros)
	2018		2017		2016
	Amount	Effective Tax %	Amount	Effective Tax %	Amount	Effective Tax %
Profit or (-) loss before tax	8,446		6,931		6,392
From continuing operations	8,446		6,931		6,392
Taxation at Spanish corporation tax rate 30%	2,534		2,079		1,918
Lower effective tax rate from foreign entities (*)	(234)		(307)		(298)
Mexico	(78)	28%	(100)	27%	(105)	26%
Chile	(18)	21%	(29)	21%	(27)	17%
Colombia	10	33%	(3)	29%	22	36%
Peru	(12)	28%	(16)	27%	(18)	26%
Turkey	(132)	20%	(182)	21%	(176)	21%
Others	(4)		23		6
Revenues with lower tax rate (dividends/capital gains)	(57)		(53)		(69)
Equity accounted earnings	3		(2)		(11)
Other effects	49		452		159
Current income tax	2,295		2,169		1,699
Of which:
Continuing operations	2,295		2,169		1,699

(*) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.

The effective income tax rate for the Group in the years ended December 31, 2018, 2017 and 2016 is as follows:

Effective Tax Rate (Millions of euros)
	2018	2017	2016
Income from:
Consolidated Tax Group	1,482	(678)	(483)
Other Spanish Entities	33	29	52
Foreign Entities	6,931	7,580	6,823
Total	8,446	6,931	6,392
Income tax and other taxes	2,295	2,169	1,699
Effective Tax Rate	27.17%	31.3%	26.6%

In the year 2018, the changes in the nominal tax rate on corporate income tax, in comparison with those existing in the previous year, in the main countries in which the Group has a presence, have been in United States (federal tax from 35% to 21%), Turkey (from 20% to 22%), Argentina (from 35% to 30%), Chile (from 25.5% to 27%) and Colombia (from 40% to 37%). In the year 2017, the changes in the nominal tax rate on corporate income tax, in comparison with those existing in the previous period, in the main countries in which the Group has a presence, have been in Chile (from 24.0% to 25.5%) and Peru (from 28.0% to 29.5%).

19.4 Income tax recognized in equity

In addition to the income tax expense recognized in the accompanying consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of euros)
	2018	2017	2016
Charges to total equity
Debt securities and others	(87)	(355)	(533)
Equity instruments	(56)	(74)	(2)
Subtotal	(143)	(429)	(535)
Total	(143)	(429)	(535)

19.5 Current and deferred taxes

The balance under the heading "Tax assets" in the accompanying consolidated balance sheets includes current and deferred tax assets. The balance under the “Tax liabilities” heading includes the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of euros)
	2018	2017	2016
Tax assets
Current tax assets	2,784	2,163	1,853
Deferred tax assets	15,316	14,725	16,391
Pensions	405	395	1,190
Financial Instruments	1,401	1,453	1,371
Other assets (investments in subsidiaries)	302	357	662
Impairment losses	1,375	1,005	1,390
Other	990	870	1,236
Secured tax assets (*)	9,363	9,433	9,431
Tax losses	1,480	1,212	1,111
Total	18,100	16,888	18,245
Tax Liabilities
Current tax liabilities	1,230	1,114	1,276
Deferred tax liabilities	2,046	2,184	3,392
Financial Instruments	1,136	1,427	1,794
Charge for income tax and other taxes	910	757	1,598
Total	3,276	3,298	4,668

(*) Law guaranteeing the deferred tax assets has been approved in Spain in 2013. In years 2016 and 2017 guaranteed deferred tax assets also existed in Portugal but in year 2018 they lost the guarantee due to the merge between BBVA Portugal S.A. and BBVA, S.A.

At the end of year 2018, a tax reform has taken place in Colombia, which is expected to hold a 37% tax rate for financial institutions in 2019 (prior to the reform, a 33% tax rate was planned).

The most significant variations of the deferred assets and liabilities in the years 2018, 2017 and 2016 derived from the followings causes:

Deferred tax assets and liabilities (Millions of euros)
	2018		2017		2016
	Deferred Assets	Deferred Liabilities	Deferred Assets	Deferred Liabilities	Deferred Assets	Deferred Liabilities
Balance at the beginning	14,725	2,184	16,391	3,392	15,878	3,418
Pensions	10	-	(795)	-	168	-
Financials Instruments	(52)	(291)	82	(367)	(103)	(113)
Other assets	(55)	-	(305)	-	108	-
Impairment losses	370	-	(385)	-	44	-
Others	120	153	(366)	(841)	255	-
Guaranteed Tax assets	(70)	-	2	-	(105)	-
Tax Losses	268	-	101	-	146	-
Charge for income tax and other taxes	-	-	-	-	-	87
Balance at the end	15,316	2,046	14,725	2,184	16,391	3,392

With respect to the changes in assets and liabilities due to deferred tax contained in the above table, the following should be pointed out:

  The decrease in guaranteed tax assets is motivated because those corresponding to Portugal are no longer considered as guaranteed.
  The increase in tax losses is mainly due to the Corporate Income Tax (CIT) return 2017 that has generated differences with respect to the estimate of Corporate Tax reflected in the financial statements, on the other hand, the increase in tax losses is also due to the generation of negative tax bases and deductions during year 2018.
  The evolution of the deferred tax assets and liabilities (without taking into consideration the guaranteed deferred tax asset and the tax losses) in net terms is a decrease of €531 million mainly due to the first implementation of IFRS9, the variations in the valuation of portfolio securities and to the operation of the corporate income tax in which differences between accounting and taxation produce movements in the deferred taxes.

On the deferred tax assets and liabilities contained in the table above, those included in section 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.

As of December 31, 2018, 2017 and 2016, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized deferred tax liabilities in the accompanying consolidated balance sheets, amounted to 443 million euros, 376 million euros and 874 million euros, respectively.

Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of euros)
	2018	2017 (*)	2016 (*)
Pensions	1,874	1,897	1,901
Impairment losses	7,489	7,536	7,530
Total	9,363	9,433	9,431

(*) In 2017 and 2016 guaranteed deferred tax assets also existed in Portugal but in 2018 they lost the guarantee.

As of December 31, 2018, non-guaranteed net deferred tax assets of the above table amounted to €3,907 million (€3,108 and €3,568 million as of December 31, 2017 and 2016 respectively), which broken down by major geographies is as follows:

  Spain: Net deferred tax assets recognized in Spain totaled €2,653 million as of December 31, 2018 (€2,052 and €2,007 million as of December 31, 2017 and 2016, respectively). €1,462 million of the figure recorded in the year ended December 31, 2018 for net deferred tax assets related to tax credits and tax loss carry forwards and €1,191 million relate to temporary differences.
  Mexico: Net deferred tax assets recognized in Mexico amounted to €826 million as of December 31, 2018 (€615 and €698 million as of December 31, 2017 and 2016, respectively). 99.97% of deferred tax assets as of December 31, 2018 relate to temporary differences. The remainders are tax credits carry forwards.
  South America: Net deferred tax assets recognized in South America amounted to €383 thousand as of December 31, 2018 (€26 and €362 million as of December 31, 2017 and 2016, respectively). Practically all the deferred tax assets are related to temporary differences, only 1.03% are related to tax credits.
  The United States: Net deferred tax assets recognized in The United States amounted to €164 million as of December 31, 2018 (€180 and €345 million as of December 31, 2017 and 2016, respectively). All the deferred tax assets relate to temporary differences.
  Turkey: Net deferred tax assets recognized in Turkey amounted to €250 million as of December 31, 2018 (€224 and €135 million as of December 31, 2017 and 2016 respectively). As of December 31, 2018, all the deferred tax assets correspond to €15 million of tax credits related to tax losses carry forwards and deductions and €235 million relate to temporary differences.

Based on the information available as of December 31, 2018, including historical levels of benefits and projected results available to the Group for the coming years, it is considered that sufficient taxable income will be generated for the recovery of above mentioned unsecured deferred tax assets when they become deductible according to the tax laws.

On the other hand, the Group has not recognized certain deductible temporary differences, negative tax bases and deductions for which, in general, there is no legal period for offsetting, amounting to approximately € 2,236 million, which are mainly originated by Catalunya Banc.